                                                                EXHIBIT (10) (w)



                   THE FIRST AMERICAN FINANCIAL CORPORATION
                  DEFERRED COMPENSATION PLAN TRUST AGREEMENT

                               TABLE OF CONTENTS
                               -----------------

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ARTICLE I.         TITLE AND DEFINITIONS.........................................................................   1

     Section 1.1   Title.........................................................................................   1

     Section 1.2   Definitions...................................................................................   1

ARTICLE II.        ADMINISTRATION................................................................................   2

     Section 2.1   Trustee Responsibility........................................................................   2

     Section 2.2   Maintenance of Records........................................................................   2

ARTICLE III.       FUNDING.......................................................................................   2

     Section 3.1   Contributions.................................................................................   3

     Section 3.2   Participating Company Trust...................................................................   3

     Section 3.3   Subtrusts.....................................................................................   4

ARTICLE IV.        PAYMENTS FROM TRUST FUND......................................................................   4

     Section 4.1   Payments to Trust Beneficiaries...............................................................   4

     Section 4.2   Trustee Responsibility Regarding Payments to Trust
                   Beneficiaries When the Company Is Insolvent...................................................   5

     Section 4.3   Payments to the Company.......................................................................   6

     Section 4.4   Trustee Compensation and Expenses; Other Fees and Expenses....................................   6

     Section 4.5   Taxes.........................................................................................   7

     Section 4.6   Alienation....................................................................................   7

     Section 4.7   Disputes......................................................................................   7

ARTICLE V.         INVESTMENT OF TRUST ASSETS....................................................................   7

     Section 5.1   Investment of Subtrust Assets.................................................................   7

     Section 5.2   Disposition of Income and Losses..............................................................   7

     Section 5.3   Excess Assets.................................................................................   8

ARTICLE VI.        TRUSTEE.......................................................................................   8

                                      (i)
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     Section 6.1   General Powers and Duties.....................................................................   8

     Section 6.2   Records.......................................................................................   9

     Section 6.3   Third Persons.................................................................................   9

     Section 6.4   Limitation on Obligation of Trustee...........................................................   9

ARTICLE VII.       RESIGNATION AND REMOVAL OF TRUSTEE............................................................  10

     Section 7.1   Method and Procedure..........................................................................  10

ARTICLE VIII.      AMENDMENT AND TERMINATION.....................................................................  10

     Section 8.1   Amendments....................................................................................  10

     Section 8.2   Duration and Termination......................................................................  11

     Section 8.3   Distribution upon Termination.................................................................  11

ARTICLE IX.        MISCELLANEOUS.................................................................................  11

     Section 9.1   Limitation on Participants' Rights............................................................  11

     Section 9.2   Receipt or Release............................................................................  12

     Section 9.3   Governing Law.................................................................................  12

     Section 9.4   Headings, etc, No Part of Agreement...........................................................  12

     Section 9.5   Instrument in Counterparts....................................................................  12

     Section 9.6   Successors and Assigns........................................................................  12

     Section 9.7   Indemnity.....................................................................................  12

                                     (ii)

                  DEFERRED COMPENSATION PLAN TRUST AGREEMENT

     This Trust Agreement is amended and restated in its entirety as of this 1st day of January, 2000, by and between The First American Financial Corporation (hereinafter called the "Company") and FIRST AMERICAN TRUST, F.S.B. (hereinafter called "Trustee"), evidences the terms of a trust for the benefit of certain employees, former employees and their designated beneficiaries (hereinafter collectively called "Trust Beneficiaries") who will be entitled to receive benefits under The First American Financial Corporation Deferred Compensation Plan ("Plan").

     This Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part I, subchapter J, Chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company has previously established this irrevocable trust (hereinafter called the "Trust") and transferred to the Trust assets which shall be held therein together with future contributions, subject to the claims of the Company's creditors in the event of the Company's insolvency, until paid to the Trust Beneficiaries as benefits in such manner and at such times as required hereunder; and

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1994, as amended ("ERISA");

     NOW, THEREFORE, it is mutually understood and agreed as follows:

                                  ARTICLE I.

                             TITLE AND DEFINITIONS

     Section 1.1  Title.
                  -----

     This Trust Agreement shall be known as The First American Financial Corporation Deferred Compensation Plan Trust Agreement.

     Section 1.2  Definitions.
                  -----------

     The following words, when used in this Trust Agreement with initial letter capitalized, shall have the meanings set forth below:

     "Company" shall mean The First American Financial Corporation, and any successor corporations.

     "General Fund" shall mean that portion of the Trust fund which is not allocated to a Subtrust.

     "Participating Company" shall mean Company and each corporation or other entity which is a member of a controlled group of corporations or other entities (within the meaning of Sections 414(b) and 414(c) of the Code) of which Company is a component member, and (ii) such other entities which are not part of a controlled group of corporations or other entities where Company has a fifty percent (50%) or more, but less than eighty percent (80%) ownership interest, provided that the Board of Directors of Company authorizes such entity's participation in this Plan and such entity's governing body requests participation in this Plan.

     "Participating Company Trust" shall mean a separate component trust established for each entity which is not a member of a controlled group of corporations or other entities (within the meaning of Sections 414(b) and 414(c) of the Code) of which Company is a component member, that is participating in this Plan established for a Participating Company pursuant to Section 3.2 of this Trust.

     "Plan" shall mean The First American Financial Corporation Deferred Compensation Plan.

     "Policy" shall mean an insurance policy purchased in accordance with the terms of the Plan.

     "Subtrust" shall mean a separate subtrust established for a Participant pursuant to Section 3.3.

     Capitalized terms not defined above shall be defined in accordance with the Plan.

                                  ARTICLE II.

                                ADMINISTRATION

     Section 2.1  Trustee Responsibility.
                  ----------------------

     By its acceptance of this Trust, Trustee agrees to make payments under this Trust to Trust Beneficiaries in accordance with the provisions of this Trust Agreement.

     Section 2.2  Maintenance of Records.
                  ----------------------

     The Committee shall have the duty and responsibility to maintain all individual Trust Beneficiary records and to prepare and file all reports and other information required by any federal or state law or regulation relating to the Trust and the Trust assets.

                                 ARTICLE III.

                                    FUNDING

     Section 3.1  Contributions.

             (a) The Company shall contribute to the Trust an amount equal to the amount deferred by each Participant for the Plan Year; in no event shall these contributions be made after the Company's tax return due date for that Plan Year. Each Participating Company may also contribute cash to the Trust in an amount approximately equal to the "cost of insurance" (as defined in the Policies) needed to fund the death benefits described in Section 6.1(c) (1) of the Plan; provided that such obligation shall not apply with respect to a Policy if (1) the Committee has directed the Trustee to discontinue the Policy, (2) the applicable Participant is no longer employed by the Participating Company, or
(3) the applicable Participant is not entitled to a death benefit under the Policy because he has taken an early distribution (as described in Section 6.2 of the Plan). The Committee may direct the Trustee to discontinue the Policy for any reason, without regard to whether Section 6.1(c)(1) of the Plan is in effect, whether the Participant is employed or otherwise.

             (b) Except as provided otherwise herein, all contributions received pursuant to (a) above, together with the income therefrom and any increment thereon, shall be held, managed and administered by Trustee as a single Trust pursuant to the terms of this Trust Agreement without distinction between principal and income.

             (c) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of Participating Company and shall be used exclusively for the uses and purposes of Plan Participants and general creditors as herein set forth. Trust Beneficiaries shall not have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust prior to the time such assets are paid to Trust Beneficiaries as benefits as provided in Section 4.1, and all rights created under this Trust Agreement shall be mere unsecured contractual rights of Trust Beneficiaries against the Participating Company or Participating Company Trust. Any assets held by the Trust will be subject to the claims of Participating Company's general creditors under federal and state law in the event of Insolvency, as defined in Section 4:2(a) herein, provided, however, that only Trust Assets subject to the claims of a Participating Company's general creditors shall be those assets allocated to the Participating Company Trust maintained for such Participating Company.

     Section 3.2  Participating Company Trust.
                  ---------------------------

             (a) The Trustee shall established a separate Participating Company Trust for each Participating Company and credit the amount of contributions made by each Participating Company to that Participating Company's Trust. Each Participating Company Trust shall reflect a Participating Company's interest in the assets of the Trust Fund and shall not require any segregation of particular assets.

             (b) Following the allocation of assets to the Participating Company Trust pursuant to Section 3.2(a), the Trustee shall allocate investment earnings and losses of the Trust Fund among the Participating Company Trusts in accordance with Section 5.2 and as directed by Company. Payments to general creditors pursuant to Section 4.2 hereof shall be charged against the particular Participating Company Trust and not the Trust as a whole.

     Section 3.3  Subtrusts.
                  ---------

             (a) If directed by the Committee, the Trustee shall establish a separate Subtrust for that Participant and credit the amount of such contribution to that Participant's Subtrust. Each Subtrust shall reflect an individual interest in the assets of the Trust fund and shall not require any segregation of particular assets.

             (b)  Following the allocation of assets to Subtrusts pursuant to
Section 3.3(a), the Trustee shall allocate investment earnings and losses of the Trust fund among the Subtrusts in accordance with Section 5.2 and as directed by Company. Payments to general creditors pursuant to Section 4.2 hereof shall be charged against the Subtrusts in proportion to their account balances, except that the payment of benefits to a Trust Beneficiary shall be charged against the Subtrust established or maintained for such Trust Beneficiary.

             (c) Amounts allocated to a Participant's Subtrust may not be utilized to pay benefits to another Participant or Beneficiary of another Participant. Following payment of a Participant's entire benefit under the Plan, including payment of an early distribution under Section 6.2 of the Plan (whether by the Trustee pursuant to the terms of this Trust Agreement or by the Participating Company or by a combination thereof), any amounts remaining allocated to that Participant's Subtrust shall be transferred by the Trustee to the Participating Company. In lieu of transferring such amounts, the Committee may direct the Trustee to retain such amounts in Trust allocated in accordance with Section 5.3. If following payment of a Participant's entire benefit under the Plan, including payment of an early distribution under Section 6.2 of the Plan (whether by the Trustee pursuant to the terms of this Trust Agreement or by the Participating Company or by a combination thereof) any Policy held with respect to such Participant shall be transferred by the Trustee to the Participating Company. In lieu of transferring the Policy, the Committee may direct the Trustee to designate a new beneficiary (which may be the Participating Company) under the Policy or cash in the applicable Policy and cause such proceeds to be retained in Trust and allocated in accordance with
Section 5.3.

                                  ARTICLE IV.

                           PAYMENTS FROM TRUST FUND

     Section 4.1  Payments to Trust Beneficiaries.
                  -------------------------------

             (a) The Committee may direct the Trustee to pay (or to commence to pay) to a Participant (or, in the case of the Participant's death, to the Participant's Beneficiary) the benefit, excluding amounts described in Section 6.1(c)(1) of the Plan, payable to such Participant under the Plan (the "Benefit Amount") as soon as practicable following the Participant's Payment Eligibility Date (as defined in the Plan). In the event, the Trustee is not directed to make payment, pursuant to the previous sentence, the Participating Company shall make the appropriate payments as soon as practicable following the Participant's Payment Date. If the Participating Company makes payments directly to the Participant, the Participating Company may request that the Trustee reimburse it for such payments from the Participating Company Trust. If Subtrusts are established, the Trustee shall make such payment only from funds allocated to the Participant's Subtrust plus the General Fund, if any.

             (b) The Committee shall have full authority and responsibility to determine the correct time and amount of payment of the Benefit Amount. In making such determination, the Committee shall be governed by the terms of the Plan and this Trust Agreement.

             (c) Any obligation to a Trust Beneficiary under this Trust Agreement is also an obligation of the Company to the extent not paid from the Trust. Accordingly, to the extent payments to a Trust Beneficiary are discontinued pursuant to Section 4.2, the Participating Company shall be obligated to pay the Trust Beneficiary the same amount (plus applicable interest from its general assets). If the amount credited to the Trust (or a Subtrust if applicable) is not sufficient to make the payment of the Benefit Amount to a Trust Beneficiary in accordance with the determination by the Committee, the Participating Company agrees that it shall make the balance of such payment. Notwithstanding the foregoing, neither the Trustee, the Company nor any Participating Company shall have any obligation to pay any amounts described in
Section 6.1(c)(1) of the Plan; all such amounts shall be payable solely from the proceeds of the Policy, if any.

             (d) Unless a Trust Beneficiary furnishes documentation in form and substance satisfactory to Trustee that no withholding is required with respect to a payment of benefits from the Trust, Trustee shall deduct from any such Benefit Payment any federal, state or local taxes required by law to be withheld by Trustee and shall be responsible for payment and reporting of such withheld taxes to the appropriate taxing authorities. The Trustee shall inform the Participating Company of the amounts so remitted.

             (e) Trustee shall provide the Participating Company and the Committee with written confirmation of the fact and time of any payment hereunder within ten business days after making any payment to a Trust Beneficiary.

             (f) Following payment of a Participant's entire benefit under the Plan, including payment of an early distribution under Section 6.2 of the Plan (whether by the Trustee pursuant to the terms of this Trust Agreement or by a Participating Company or by a combination thereof), the Trustee shall, at the direction of the Committee, either (1) transfer ownership of the applicable Policy to the Participating Company, (2) designate a new beneficiary named by the Committee (which may include the Participating Company), or (3) cash in the applicable Policy and retain such amounts in the Trust to be allocated in accordance with Section 5.3. In addition, any cash previously received with respect to such Policy not used to pay benefits to the Participant shall be retained in trust and allocated in accordance with Section 5.3.

             (g) In the event a forfeiture occurs as a result of Section 6.3 of the Plan, such forfeited amount shall be paid to the Participating Company.

     Section 4.2  Trustee Responsibility Regarding Payments to Trust
                  --------------------------------------------------
Beneficiaries When the Company Is Insolvent.
-------------------------------------------

             (a) A Participating Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Participating Company is unable to pay its debts as they become due, or (ii) is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

             (b) At all times during the continuance of the Trust, the principal and income of a Participating Company Trust shall be subject to claims of general creditors of the Participating Company as hereinafter set forth, and at any time Trustee has actual knowledge, or has determined, that the Participating Company is Insolvent, Trustee shall deliver any undistributed principal and income in the Trust to satisfy such claims as a court of competent jurisdiction may direct. The Participating Company, through its Board of Directors or any of its executive officers, shall advise Trustee promptly in writing of the Participating Company's Insolvency. If Trustee receives such notice, or otherwise receives written notice from a third party which Trustee, in its sole discretion, deems reliable and responsible, Trustee shall discontinue payments to Trust Beneficiaries, shall hold the Trust assets for the benefit of the Participating Company's general creditors, and shall resume payments to Trust Beneficiaries in accordance with Section 4.1 of this Trust Agreement only after Trustee has determined that the Participating Company is not Insolvent or is no longer Insolvent. Unless Trustee has actual knowledge of the Participating Company's Insolvency or has received notice from the Participating Company or a third party alleging the Company is Insolvent, Trustee shall have no duty to inquire whether the Participating Company is Insolvent. Trustee may in all events rely on such evidence concerning the solvency of the Participating Company as may be furnished to Trustee which will give Trustee a reasonable basis for making a determination concerning the Participating Company's solvency. Nothing in this Trust Agreement shall in any way diminish any rights of Trust Beneficiaries to pursue their rights as general creditors of the Participating Company with respect to benefits payable hereunder or otherwise.

             (c) If Trustee discontinues payments of benefits from the Trust pursuant to Section 4.2(b) and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments which would have been made to Trust Beneficiaries together with interest at the Pension Benefit Guaranty Corporation rate applicable to immediate annuities on the amount delayed during the period of such discontinuance, less the aggregate amount of payments made to Trust Beneficiaries by the Participating Company in lieu of the payments provided for hereunder during any such period of discontinuance.

     Section 4.3  Payments to the Company.
                  -----------------------

     Except as provided in Sections 3.3(c), 4.1(a), 4.1(f), 4.1(g) or 4.2, a Participating Company shall have no right or power to direct Trustee to return to the Participating Company or to divert to others any of the Trust assets before the Trust is terminated pursuant to Section 8.2.

     Section 4.4  Trustee Compensation and Expenses; Other Fees and Expenses.
                  ----------------------------------------------------------

     The Company shall pay the Trustee such reasonable compensation for its services as shall be agreed upon from time to time by the Company and Trustee, and Trustee shall be reimbursed by the Company for its expenses that are reasonably necessary and incident to its administration of the Trust.

     Following reasonable consultation with the Company such expenses shall include fees of counsel and other advisors, if any, incurred by Trustee for the purpose of determining its responsibilities under the Trust. Such compensation, expenses or fees, as well as all other administrative fees and expenses, shall be paid from Trust assets unless paid directly by the Company.

     Each Participating Company agrees to bear its pro rata portion of the expenses of the Trust. The expenses of the Trust shall be allocated amongst Participating Companies based on the balance of each Participating Company Trust over the balance of all Participating Company Trusts.

     Section 4.5  Taxes.
                  -----

     Trustee shall not be personally liable for any real and personal property taxes, income taxes and other taxes of any kind levied or assessed under the existing or future laws against the Trust assets. Such taxes shall be paid directly from the Trust assets unless paid by the Participating Company, in the discretion of the Committee.

     Section 4.6  Alienation.
                  ----------

     The benefits, proceeds, payments or claims of Trust Beneficiaries payable from the Trust assets shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, garnish, levy or otherwise dispose of or execute upon any right or benefits payable hereunder shall be void. The Trust assets shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any Trust Beneficiary entitled to benefits hereunder and such benefits shall not be considered an asset of Trust Beneficiary in the event of his insolvency or bankruptcy.

     Section 4.7  Disputes.
                  --------

     All disputes, other than disputes between the Trustee and the Committee or Company, shall be resolved in accordance with Section 7.8 of the Plan.

                                  ARTICLE V.

                          INVESTMENT OF TRUST ASSETS

     Section 5.1  Investment of Subtrust Assets.
                  -----------------------------

     The Trustee shall invest and manage the assets of the Trust (and each Subtrust, if any) in accordance with written directions from the Committee.

     Section 5.2  Disposition of Income and Losses.
                  --------------------------------

     Subject to Section 5.3, all income received by the Trust shall be reinvested. Any income or loss that is attributable to the amount credited to a Participating Company Trust in accordance with Section 3.2, and any income or loss thereon, shall be credited to such Participating Company Trust and reinvested. Any income or loss that is attributable to the amount credited to a Subtrust in accordance with Section 3.3, and income or loss thereon, shall be credited to such Subtrust and reinvested.

     Section 5.3  Excess Assets.
                  -------------

     In the event that excess assets remain after death benefits are paid to a Beneficiary in accordance with Section 6.1(c)(1) of the Plan, such excess assets which remain in the Trust shall be allocated to the Participating Company Trust in accordance with Section 4.4 of this Trust.

                                  ARTICLE VI.

                                    TRUSTEE

     Section 6.1  General Powers and Duties.
                  -------------------------

     Subject to written directions from the Committee regarding the investment of Trust assets, Trustee, on behalf of Trust Beneficiaries, shall have all powers necessary to administer the Trust, including, but not by way of limitation, the following powers in addition to other powers as are set forth herein or conferred by law:

             (a) To hold, invest and reinvest the principal or income of the Trust in bonds, common or preferred stock, other securities, or other personal, real or mixed tangible or intangible property (including investment in deposits with Trustee which bear a reasonable interest rate, including without limitation investments in trust savings accounts, certificates of deposit, time certificates or similar investments or deposits maintained by the Trustee);

             (b) To hold, invest and reinvest the principal or income of the Trust in the Policies, direct investments under the Policies and take any other action regarding the Policies, as specifically directed by the Committee (including those specified by Sections 3.1(b), 3.3(c) or 4.1(f)) and to enter into split dollar life insurance agreements with Participants pursuant to which each Participant designates the beneficiary to receive the portion of the death benefits described in Section 6.1(c)(1) of the Plan;

             (c) If (i) directed by the Company or Committee to discontinue a Policy or (ii) notified by the Committee or Company that a Participant has terminated employment for a reason other than death, to immediately notify the insurance company that no death benefits are payable to the beneficiaries of the applicable Participant under the Policy (and that neither the Participant nor his beneficiary has any rights under the Policy or the benefits under the Policy) and to file a new beneficiary designation with the Insurance Company naming the Trust as beneficiary, unless directed by the Committee to take such other action as deemed necessary by the Committee in accordance with this Trust;

             (d) To pay and provide for the payment of all reasonable and necessary expenses of administering the affairs of the Trust, subject to reimbursement of such expenses within 30 days by the Company in accordance with
Section 4.4;

             (e) To pay and provide for the payment of all benefits to Trust Beneficiaries in accordance with the provisions of this Trust Agreement;

             (f) To retain noninterest bearing deposits or a cash balance with Trustee of so much of the funds as may be determined to be temporarily held awaiting investment or payment of benefits or expenses;

             (g) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust and to institute, compromise and defend actions and proceedings;

             (h) To vote any stock, bonds or other securities of any corporation or other issuer at any time held in the Trust; to otherwise consent to or request any action on the part of any such corporation or other issuer; to give general or special proxies or powers of attorney, with or without power of substitution; to participate in any reorganization, recapitalization, consolidation, merger or similar transaction with respect to such stocks, bonds or other securities and to deposit such stocks, bonds or other securities in any voting trust, or with any protective or like committee, or with a trustee, or with the depositories designated thereby; to exercise any subscription rights and conversion privileges; and to generally exercise any of the powers of an owner with respect to the stocks, bonds or other securities or properties in the Trust; and

             (i) Generally, to do all such acts, execute all such instruments, take all such proceedings, and exercise all such rights and privileges with relation to the property constituting the Trust as if Trustee were the absolute owner thereof.

     Section 6.2  Records.
                  -------

     Trustee shall keep a full, accurate and detailed record of all transactions of the Trust which the Company shall have the right to examine at any time during Trustee's regular business hours. Within 90 days after the close of each calendar year and within 15 days after the removal or resignation of Trustee, Trustee shall furnish the Company with a statement of account with respect to the Trust. This account shall set forth all receipts, disbursements and other transactions (including sales and purchases) effected by Trustee during said year (or until its removal or resignation), shall show the investments at the end of the year (or date of removal or resignation), including the cost and fair market value of each item, and the amounts allocated to each Subtrust.

     Section 6.3  Third Persons.
                  -------------

     A third person dealing with Trustee shall not be required to make any inquiry as to whether the Company or the Committee has instructed Trustee, or Trustee is otherwise authorized, to take or omit any action, and shall not be required to follow the application by Trustee of any money or property which may be paid or delivered to Trustee.

     Section 6.4  Limitation on Obligation of Trustee.
                  -----------------------------------

     Trustee shall have no responsibility for the validity of the Plan or of the Trust and does not guarantee the payment of any amount which may become payable to any Trust Beneficiary under the terms hereof.

                                 ARTICLE VII.

                      RESIGNATION AND REMOVAL OF TRUSTEE

     Section 7.1  Method and Procedure.
                  --------------------

             (a) Trustee may resign at any time by delivering to the Company a written notice of resignation, to take effect on a date specified therein, which shall be not less than 30 days after the delivery thereof, unless such notice shall be waived.

             (b) The Company may remove Trustee at any time by delivering to Trustee a written notice of removal, to take effect on a date specified therein, which shall be not less than 30 days after the delivery thereof, unless such notice shall be waived.

             (c) In case of the resignation or removal of Trustee, Trustee shall have a right to a settlement of its accounts, which may be made, at the option of Trustee, either (1) by a judicial settlement in an action instituted by Trustee in a court of competent jurisdiction, or (2) by an agreement of settlement between Trustee and the Company.

             (d) Upon such settlement, all right, title and interest of such Trustee in the assets of the Trust, and all rights and privileges under the Trust theretofore vested in such Trustee shall vest in the successor Trustee, and thereupon all liabilities of such Trustee shall terminate; provided, however, that Trustee shall execute, acknowledge and deliver all documents and written instruments which are necessary to transfer and convey all the right, title and interest in the assets of the Trust, and all rights and privileges in the Trust to the successor Trustee.

             (e) The Company, upon receipt of or giving notice of the resignation or removal of Trustee, shall promptly appoint a successor Trustee. The successor Trustee shall be a bank or trust company qualified and authorized to do trust business in the State of California and having on the date of appointment total assets of at least $10,000,000 and a credit rating from Moody's of A or better. In the event of the failure or refusal of the Company to appoint such a successor Trustee within 30 days after the notice of resignation or removal, Trustee may secure, at the expense of the Company, the appointment of such successor Trustee by an appropriate action in a court of competent jurisdiction. Any successor Trustee so appointed may qualify by executing and delivering to the Company an instrument accepting such appointment and, upon delivery, such successor, without further act, shall become vested with all the right, title and interest, and all rights and privileges of the predecessor Trustee with like effect as if originally named as Trustee herein.

                                 ARTICLE VIII.

                           AMENDMENT AND TERMINATION

     Section 8.1  Amendments.
                  ----------

     The Company shall have the right to amend (but not terminate) the Trust from time to time and to amend further or cancel any such amendment. Any amendment shall be stated in an instrument in writing executed by the Company and Trustee, and this Trust Agreement shall be amended in the manner and at the time therein set forth, and the Company and Trustee shall be bound thereby; provided, however:

             (a) No amendment shall have any retroactive effect so as to deprive any Trust Beneficiary of any benefits already vested under the Plan, or create a reversion of Trust assets to the Company except as already provided in this Trust Agreement, other than such changes, if any, as may be required in order for the Trust to be considered a component of a plan described in Section 9.3;

             (b)  No amendment shall make the Trust revocable; and

             (c) No amendment shall increase the duties or liabilities of Trustee without its written consent.

     Section 8.2  Duration and Termination.
                  ------------------------

     This Trust shall not be revocable and shall continue until the earliest of
(a) the accomplishment of the purpose for which it was created, (b) the exhaustion of all appeals of a final determination of a court of competent jurisdiction that the interest in the Trust of Trust Beneficiaries is includable for federal income tax purposes in the gross income of such Trust Beneficiaries, without such determination having been reversed (or the earlier expiration of the time to appeal), (c) if required to comply with California rules regulating the maximum length for which trusts may be established, the expiration of twenty years and six months after the death of the last surviving Trust Beneficiary who is living and is a Trust Beneficiary on the date this Trust is established, (d) a determination of the Company to terminate the Trust because applicable law requires it to be amended in a way that could make it taxable and failure to so amend the Trust would subject the Company to material penalties, or (e) the dissolution or liquidation of the Company.

     Section 8.3  Distribution upon Termination.
                  -----------------------------

     Upon termination of this Trust, Trustee shall liquidate the Trust fund and provide a final account to the Company and the Committee. To the extent Trust assets are sufficient, the Trustee shall pay to each Participant the appropriate Benefit Amount. After its final account has been settled as provided in Section 7.1(c), Trustee shall return to the Company any assets remaining after the distributions described in this Section 8.3. Upon making such distributions, Trustee shall be relieved from all further liability. The powers of Trustee hereunder shall continue so long as any assets of the Trust fund remain in its hands.

                                  ARTICLE IX.

                                 MISCELLANEOUS

     Section 9.1  Limitation on Participants' Rights.
                  ----------------------------------

     Participation in the Trust shall not give Participants the right to be retained in the Participating Company's employ or any right or interest in the Trust other than as herein provided. Each Participating Company reserves the right to dismiss Participants without any liability for any claim either against the Trust, except to the extent provided herein, or against the Participating Company. All benefits payable hereunder shall be provided solely from the assets of the Trust, except as otherwise provided in the Plan.

     Section 9.2  Receipt or Release.
                  ------------------

     Any payment to a Trust Beneficiary in accordance with the provisions of the Trust shall, to the extent thereof, be in full satisfaction of all claims against Trustee and the Company, and Trustee may require such Trust Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

     Section 9.3  Governing Law.
                  -------------

     This Trust Agreement and the Trust hereby created shall be construed, administered and governed in all respects under applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of California; provided, however, that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with the Trust being (a) classified as a grantor trust as defined in Sections 671 et seq. of the Code, and (b) classified as a component of an unfunded plan
    ------
maintained primarily to provide deferred compensation for a select group of management or highly compensated employees, as described in Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     Section 9.4  Headings, etc., No Part of Agreement.
                  ------------------------------------

     Headings and subheadings in this Trust Agreement are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

     Section 9.5  Instrument in Counterparts.
                  --------------------------

     This Trust Agreement may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instruments, which may be sufficiently evidenced by any one counterpart.

     Section 9.6  Successors and Assigns.
                  ----------------------

     This Trust Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

     Section 9.7  Indemnity.
                  ---------

             (a) Except in the case of liabilities and claims arising out of Trustee's willful misconduct or gross negligence, Company shall indemnify and hold Trustee harmless from and against all liabilities and claims (including reasonable attorney's fees and expenses in defense thereof) arising out of or in any way connected with the Plan or the Trust fund or the management, operation, administration or control thereof and based in whole or in part on:

                       (1) Any act or inaction of Company or Committee (which term includes, in this paragraph, any actual or ostensible agent of Company) or

                       (2) Any act or inaction of Trustee resulting from the absence of proper directions hereunder, or in accordance with any directions, purported or real, from Company or Committee, whether or not proper hereunder, if relied upon in good faith by Trustee.

             (b) The Trustee does not warrant and shall not be liable for any tax consequences associated with the Trust or the Plans.

             (c) The Trustee shall not be liable for the inadequacy of the Trust to pay all amounts due under the Plans.

     IN WITNESS WHEREOF the undersigned have executed this Trust Agreement as of the 10th day of March, 2000.

                              THE FIRST AMERICAN FINANCIAL CORPORATION

                              By:  /s/ Drew Cree
                                   -------------
                                   Its:Vice President Human Resources
                                   ----------------------------------

                              FIRST AMERICAN TRUST, F.S.B.

                              By:  /s/ Horace B. Benjamin
                                   ----------------------
                                   Its: Senior Vice President
                                       ----------------------

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